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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 2000

                         PentaStar Communications, Inc.
             (Exact Name of registrant as specified in its charter)

          Delaware                      0-27709                  84-1502003
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

 1660 Wynkoop Street, Suite 1010 Denver, CO            80202
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (303) 825-4400

                       1522 Blake Street Denver, CO 80202
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

         On October 25, 2000, PentaStar Communications, Inc., completed the acquisition of Vision Communications Group, Inc. ("Vision"). Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated October 26, 2000.

Item 7.  Financial Statements and Exhibits

         Exhibit 99 Press release of the Company dated October 26, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2000                   PENTASTAR COMMUNICATIONS, INC.

                                          By:   /s/ David L. Dunham
                                             -----------------------------------
                                                    David L. Dunham
                                                    Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.                       Description
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
    99         Press release of the Company dated October 26, 2000.